CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. of our report dated December 22, 2023, relating to the financial statements and financial highlights, which appears in the Annual Report for each of The Hartford Growth Opportunities Fund and The Hartford Small Cap Growth Fund on Form N-CSR for the year ended October 31, 2023. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. of our report dated December 22, 2023, relating to the financial statements and financial highlights, which appears in the Annual Report for each of Hartford Schroders China A Fund, Hartford Schroders Core Fixed Income Fund (formerly Hartford Schroders Sustainable Core Bond Fund), Hartford Schroders Diversified Emerging Markets Fund, Hartford Schroders Diversified Growth Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Contrarian Value Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Sustainable International Core Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US MidCap Opportunities Fund and Hartford Schroders US Small Cap Opportunities Fund on Form N-CSR for the year ended October 31, 2023. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2024